BHR INSTITUTIONAL FUNDS

         I hereby appoint Michael P. Malloy, Brian Ferko, and John Canning attorney for me, with full power of substitution, and in my name and on my behalf as a Trustee to sign any Registration Statement or Amendment thereto of BHR INSTITUTIONAL FUNDS (Registration Nos. 333-135371/811-21913) to be filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or Investment Company Act of 1940, and generally to do and perform all things necessary to be done in that connection.

         I have signed this Power of Attorney on October 10, 2006.

                                                      /S/ AMY DULING
                                                      --------------
                                                      Amy Duling

                             BHR INSTITUTIONAL FUNDS

         I hereby appoint Michael P. Malloy, Brian Ferko, and John Canning attorney for me, with full power of substitution, and in my name and on my behalf as a Trustee to sign any Registration Statement or Amendment thereto of BHR INSTITUTIONAL FUNDS (Registration Nos. 333-135371/811-21913) to be filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or Investment Company Act of 1940, and generally to do and perform all things necessary to be done in that connection.

         I have signed this Power of Attorney on October 10, 2006.

                                                      /S/ JAMES PATTON
                                                      ----------------
                                                      James Patton, MD

                             BHR INSTITUTIONAL FUNDS

         I hereby appoint Michael P. Malloy, Brian Ferko, and John Canning attorney for me, with full power of substitution, and in my name and on my behalf as a Trustee to sign any Registration Statement or Amendment thereto of BHR INSTITUTIONAL FUNDS (Registration Nos. 333-135371/811-21913) to be filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or Investment Company Act of 1940, and generally to do and perform all things necessary to be done in that connection.

         I have signed this Power of Attorney on October 10, 2006.

                                                      /S/ GARY SHUGRUE
                                                      ----------------
                                                      Gary Shugrue